Exhibit (a)(2)

ADS LETTER OF TRANSMITTAL

TO TENDER FOR CASH

AMERICAN DEPOSITARY SHARES REPRESENTING COMMON SHARES

OF

ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA S.A.

(PROVIDA PENSION FUND ADMINISTRATOR INC.)

PURSUANT TO THE U.S. OFFER TO PURCHASE

DATED AUGUST 29, 2013

BY

METLIFE CHILE ACQUISITION CO. S.A.

AN INDIRECT WHOLLY-OWNED SUBSIDIARY

OF

METLIFE, INC.

THE U.S. OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON

SEPTEMBER 27, 2013, UNLESS THE U.S. OFFER IS EXTENDED.

You have received this ADS Letter of Transmittal in connection with the offer (the “U.S. Offer”) by MetLife Chile Acquisition Co. S.A., a Chilean closed corporation (sociedad anónima cerrada) (“Purchaser”) that is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation (“MetLife”), to purchase:

(i) up to 100% of the issued and outstanding Common Shares, without par value, of Administradora de Fondos de Pensiones Provida S.A. (“Provida”), a Chilean corporation (sociedad anónima) (collectively the “Common Shares” and each a “Common Share”), that are held by U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended), and

(ii) up to 100% of the outstanding American Depositary Shares of Provida, each representing fifteen (15) Common Shares (collectively the “ADSs” and each an “ADS”), from all holders, wherever located,

for U.S. $6.1476 per Common Share and U.S. $92.2140 per ADS, in each case, in cash, without interest, payable in U.S. dollars (or in Chilean pesos upon a valid election by a tendering security holder), and less the amount of any fees, expenses and withholding taxes that may be applicable, upon the terms set forth in the U.S. Offer to Purchase, dated as of August 29, 2013, and any amendments or supplements thereto (the “U.S. Offer to Purchase”).

Delivery of documents to the U.S. Tender Agent may be made as follows:

The Bank of New York Mellon

By registered, certified or express mail: The Bank of New York Mellon Voluntary Corporate Actions P.O. Box 43031 Providence, Rhode Island 02940-3031 United States of America	If delivering by hand or overnight courier: The Bank of New York Mellon Voluntary Corporate Actions — Suite V 250 Royall Street Canton, Massachusetts 02021 United States of America

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You should use this ADS Letter of Transmittal if you (i) are (a) a registered holder of American Depositary Receipts (“ADRs”) evidencing ADSs or (b) a registered holder of uncertificated ADSs on the books of The Bank of New York Mellon, as depositary for the ADSs (the “ADS Depositary”), including ADSs held in the Direct Registration System (the “DRS”) or in the Provida Global BuyDIRECT Plan, and (ii) want to accept the U.S. Offer. Do not use this ADS Letter of Transmittal for any other purpose. Delivery of this ADS Letter of Transmittal or any other required documents to an address other than one of those set forth for the U.S. Tender Agent above will not constitute a valid delivery to the U.S. Tender Agent. Do NOT send any documents to MetLife, Purchaser, Provida or D.F. King & Co., Inc. (the “U.S. Information Agent”).

This document should be read in conjunction with the U.S. Offer to Purchase. All terms and conditions contained in the U.S. Offer to Purchase applicable to ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal. Terms used but not defined in this ADS Letter of Transmittal have the meanings given to them in the U.S. Offer to Purchase. In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.

You should read carefully the instructions set forth herein before you complete this ADS Letter of Transmittal. You may request assistance or additional copies of the U.S. Offer to Purchase and this ADS Letter of Transmittal from the U.S. Information Agent at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

provida@dfking.com

U.S. Toll Free Number for holders of securities: (800) 290-6427

U.S. Collect Number for banks and brokers: (212) 269-5550

If you wish to accept the U.S. Offer, deliver this ADS Letter of Transmittal properly completed and duly executed, and all other required documents, to the U.S. Tender Agent at one of its addresses set forth on the first page of this document as soon as possible and in any event before 11:59 p.m., New York City time, on September 27, 2013 (the “Expiration Date”), unless the U.S. Offer is extended. Note that, in some circumstances, your signature on the ADS Letter of Transmittal must be guaranteed by a financial institution that participates in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each such financial institution, an “Eligible Institution”). Do not detach any part of this form.

If you hold ADSs through a broker or other securities intermediary, you must contact such securities intermediary and have the securities intermediary tender your ADSs on your behalf through the Depository Trust Company (the “DTC”). In order for a book-entry transfer to constitute a valid tender of your ADSs in the U.S. Offer, the ADSs must be tendered by your securities intermediary before 11:59 p.m., New York City time, on the Expiration Date. Further, before 11:59 p.m., New York City time, on the Expiration Date, the U.S. Tender Agent must receive (i) a confirmation of a book-entry transfer of the tendered ADS into the U.S. Tender Agent’s account at DTC and (ii) an Agent’s Message (defined below). DTC and participants in DTC are likely to establish cutoff times and dates earlier than 11:59 p.m., New York City time, on the Expiration Date to receive instructions to tender ADSs, and may charge you transaction or service fees. You should contact your broker or other securities intermediary to determine the cutoff time and date, and any fees that may be applicable to you.

The term “Agent’s Message” means a message transmitted to the U.S. Tender Agent by DTC, received by the U.S. Tender Agent, and forming a part of a book-entry confirmation that states that DTC has received an

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express acknowledgment from the participant tendering the ADSs that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Offer to Purchase and ADS Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

If you wish to tender ADSs pursuant to the U.S. Offer to Purchase, but you cannot deliver your ADSs and all other required documents to the Tender Agent before 11:59 p.m., New York City time, on the Expiration Date, you may nevertheless tender such ADSs if (i) the tender is made through an Eligible Institution, (ii) the U.S. Tender Agent receives a properly completed and duly executed Notice of Guaranteed Delivery, attached to the U.S. Offer to Purchase as Exhibit (a)(7), from an Eligible Institution, before 11:59 p.m., New York City time, on the Expiration Date and (iii) the U.S. Tender Agent receives within three (3) New York Stock Exchange (the “NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed ADS Letter of Transmittal, the ADRs for all physically tendered ADSs, in proper form for transfer, or a book-entry confirmation of transfer of such ADSs into the U.S. Tender Agent’s account at DTC, including delivery to the U.S. Tender Agent of the Agent’s Message instead of an ADS Letter of Transmittal, as applicable, with any required signature guarantees and any other documents required by the ADS Letter of Transmittal.

You must sign this ADS Letter of Transmittal in the appropriate space provided below and complete the enclosed Internal Revenue Service (“IRS”) Form W-9, or if you are a U.S. holder that is not a U.S. person for U.S. federal income tax purposes (as defined below in “Backup Withholding; IRS Forms”), provide a properly completed IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. U.S. holders of ADSs that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate.

Simultaneously with the U.S. Offer, Purchaser is making an offer in accordance with the mandatory tender offer rules of the Republic of Chile (“Chile”) to purchase up to 100% of the Common Shares from all holders of Common Shares, wherever located (the “Chilean Offer,” and together with the U.S. Offer, the “Offers”), for the same price and on substantially the same terms as the Common Shares offered to be purchased pursuant to the U.S. Offer. You may not tender ADSs in the Chilean Offer. However, as an alternative to tendering ADSs in the U.S. Offer, an ADS holder may surrender its ADSs, withdraw the Common Shares from the ADS program in which they are held, and participate directly in the Chilean Offer as a holder of Common Shares. These procedures would take a significant amount of time, possibly weeks, to complete, and they would need to be completed prior to the expiration date of the Chilean Offer. There are certain risks of participating in the Chilean Offer, which are described in the U.S. Offer to Purchase (See “What are the principal differences between the U.S. Offer and the Chilean Offer” in the section of the U.S. Offer to Purchase captioned “Questions and Answers about the Offers”). For additional information on how to tender into the Chilean Offer, please contact the U.S. Information Agent at the address and telephone number set forth above or your Chilean broker or securities intermediary.

This ADS Letter of Transmittal is not for use by holders of Common Shares. If you are a holder of Common Shares, you should properly complete and duly execute a Common Share Acceptance Letter, which is attached to the U.S. Offer to Purchase as Exhibit (a)(3) and is also available from the U.S. Information Agent, and complete all other requirements for valid tenders of Common Shares set forth in the U.S. Offer to Purchase before 11:59 p.m., New York City time, on the Expiration Date.

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Ladies and Gentlemen:

The undersigned hereby tenders to Purchaser the below-described ADSs of Provida pursuant to Purchaser’s offer to purchase: (i) up to 100% of the issued and outstanding Common Shares, without par value, of Provida, that are held by U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended), and (ii) up to 100% of the outstanding American Depositary Shares of Provida, each representing fifteen (15) Common Shares, from all holders, wherever located, for U.S. $6.1476 per Common Share, and U.S. $92.2140 per ADS, in each case, in cash, without interest, and less the amount of any fees, expenses and withholding taxes that may be applicable, upon the terms set forth in the U.S. Offer to Purchase, dated as of August 29, 2013, and any amendments or supplements thereto.

Tender Constitutes Agreement. By signing this ADS Letter of Transmittal, the undersigned hereby affirms its understanding that tenders of ADSs in accordance with this ADS Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the U.S. Offer as set forth in the U.S. Offer to Purchase and this ADS Letter of Transmittal.

Representations. By signing this ADS Letter of Transmittal, the undersigned irrevocably undertakes, represents, warrants and agrees (so as to bind the undersigned and the undersigned’s personal representatives, heirs, successors and assigns) as follows:

a)	that the undersigned has the full power and authority to tender and assign the ADSs tendered, and that Purchaser’s acceptance for payment of ADSs tendered pursuant to the U.S. Offer will constitute a binding agreement containing the terms and conditions of the U.S. Offer, as between Purchaser and the undersigned;

b)	that the tendering of the shareholder’s ADSs and the execution of this ADS Letter of Transmittal shall constitute: (i) an acceptance of the U.S. Offer in respect of the number of ADSs identified herein, (ii) an undertaking to execute all further documents and give all further assurances which may be required to enable Purchaser to obtain the full benefit and to obtain title to the tendered ADSs and (iii) that the undersigned’s acceptance shall be irrevocable, subject to the undersigned’s not having withdrawn such acceptance;

c)	that the ADSs in respect of which the U.S. Offer is accepted or deemed to be accepted are fully paid and non-assessable, sold free from all liens, equities, charges and encumbrances and together with all rights attaching thereto, including voting rights and the right to all dividends or other distributions having a record date after such ADSs have been accepted for purchase in accordance herewith;

d)	that the tendering shareholder’s ADSs and the execution of this ADS Letter of Transmittal constitutes the irrevocable appointment of the U.S. Tender Agent and its directors and agents as the undersigned’s attorney-in-fact and an irrevocable instruction to the attorney-in-fact to complete and execute any and all form(s) of transfer and other document(s) as may be necessary or required, at the discretion of the attorney-in-fact, in order to transfer those ADSs validly tendered and not withdrawn, in Purchaser’s name or in the name of such other person(s) as Purchaser may direct, and to deliver such form(s) of transfer and other document(s) as may be required, together with other document(s) of title relating to such ADSs, and to do all such other acts and things as may in the opinion of the attorney-in-fact be necessary or required for the purpose of, or in connection with, the acceptance of the U.S. Offer, and to vest title to the ADSs in Purchaser or its nominees as aforesaid;

e)	that the tendering of the shareholder’s ADSs and the execution of this ADS Letter of Transmittal constitutes, subject to the undersigned not having withdrawn its tender, an irrevocable authority and

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request (i) to Provida and its directors, officers and agents, to cause the registration of the transfer of the ADSs pursuant to the U.S. Offer and the delivery of any and all document(s) of title in respect thereof to Purchaser or Purchaser’s nominees and (ii) to Purchaser or Purchaser’s agents, to act upon any instructions with regard to notices and payments that have been recorded in the records of Provida regarding such ADSs;

f)	that the section of the U.S. Offer to Purchase entitled “The U.S. Offer—Procedure for Tendering into the U.S. Offer—Representations and Agreements with respect to Tenders,” shall be incorporated in and form part of this ADS Letter of Transmittal; and

g)	that the undersigned agrees to ratify each and every act or thing which may be done or effected by Purchaser, MetLife or any of Purchaser’s directors or agents, or Provida or its agents, as applicable, in the proper exercise of the power and authorities of any such person.

Payment Currency; Electing for Chilean Pesos. Unless the undersigned makes a valid election in Box 3 below to receive Chilean pesos as consideration for validly tendered ADSs, the undersigned will receive the purchase price per ADS in U.S. dollars in accordance with the U.S. Offer to Purchase. Unless the undersigned checks the box in Box 3 of this ADS Letter of Transmittal and provides valid wire transfer instructions for an account that is able to receive transfer of Chilean pesos, the Chilean peso election will not be valid. Payments in Chilean pesos to tendering holders that make valid Chilean peso elections will be made by wire transfer of Chilean pesos from Banco Itaú Chile S.A., acting as agent for the U.S. Tender Agent (the “U.S. Tender Agent’s Custodian”), to the account specified by the undersigned below in Box 3. If the wire transfer fails for any reason, the undersigned, or its broker or other securities intermediary, will instead receive payment by check in U.S. dollars. If a tendering holder attempts to make a Chilean peso election but the election is not complete or the U.S. Tender Agent determines it is not valid, such tendering holder, or its broker or other securities intermediary, will instead receive payment by check in U.S. dollars.

Payment Obligation. The undersigned hereby affirms its understanding that the U.S. Tender Agent will act as agent for all tendering holders of ADSs for the purpose of (i) receiving payment from Purchaser for tendered Common Shares and (ii) transmitting payment to the tendering holders of ADSs. Accordingly, upon Purchaser’s deposit of the aggregate purchase price in U.S. dollars (or Chilean pesos, if applicable), with the U.S. Tender Agent (or the U.S. Tender Agent’s Custodian), Purchaser’s obligation to make payment for the ADSs will be satisfied, and holders that tender ADSs must thereafter look solely to the U.S. Tender Agent for payment of net amounts owed to them by reason of the acceptance of ADSs pursuant to the U.S. Offer. If, for any reason, any ADSs tendered by book-entry transfer are not purchased in the U.S. Offer, such ADSs will be credited to the account of the tendering party with the DTC, without expense to the tendering holder of ADSs, as promptly as practicable following the termination of the U.S. Offer. Payments in U.S. dollars will, in accordance with the U.S. Offer to Purchase, be made by wire transmission to DTC who will then allocate the funds to each DTC participant for further credit to the beneficial holders and by check to registered holders of ADSs.

ADSs to Be Tendered. The name(s) and address(es) of the registered holder(s) are printed below in Box 1 as they appear on the books of the ADS Depositary. The number of ADSs that the undersigned hereby tenders are indicated in Box 1 below or, in the event that such information is left blank, the undersigned hereby tenders all ADSs into the U.S. Offer.

Special Transfer or Delivery Instructions. Unless otherwise indicated in the boxes entitled “Special Transfer Instructions” or “Special Delivery Instructions” below, the undersigned hereby directs that cash, in U.S. dollars, be paid by check to the undersigned for the purchase price of any ADSs purchased in ADR form or in uncertificated form through the DRS or Provida Global BuyDIRECT Plan.

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ADSs Not Accepted for Payment: If any ADSs are not accepted for payment in the U.S. Offer for any reason, unless otherwise indicated by completing the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” the undersigned hereby directs that (i) ADRs evidencing any ADSs that are not tendered or not accepted for payment should be issued in the name of the undersigned, if applicable, and delivered to the address shown beneath the signature of the undersigned, (ii) in the case of a book-entry transfer of ADSs, that ADSs that are not tendered or accepted for payment be credited to the account indicated above maintained with DTC or (iii) in the case of ADSs tendered through the DRS or Provida Global BuyDIRECT Plan, that ADSs that are not tendered or accepted for payment be credited to the account indicated above maintained with the ADS Depositary, in each case at Purchaser’s expense, promptly following the Expiration Date. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADRs from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the ADSs so tendered.

***

BOX 1
DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s)	ADR Number(s)	Number of ADSs Represented by ADR(s)*	Number of ADSs Held in DRS and/or Provida Global BuyDIRECT Plan**	Number of ADSs Tendered***

TOTAL ADSs TENDERED:

*        Please write in your ADR number(s) in the column labeled “ADR Number(s)” and the number of ADSs represented by such ADRs that you wish to tender in the column labeled “Number of ADSs Represented by ADR(s).” All ADRs indicated above should be returned together with this ADS Letter of Transmittal. Registered holders of uncertificated ADSs need not complete this column.

**      If you hold ADSs on the books of The Bank of New York Mellon, including ADSs held in the DRS or in the Provida Global BuyDIRECT Plan, please write in the number of ADSs that you wish to tender. You do not need to return an ADR for such ADSs. Holders of ADRs need not complete this column.

***   Unless otherwise indicated in the column labeled “Number of ADSs Tendered” and subject to the terms and conditions of the U.S. Offer, a holder will be deemed to have tendered all ADSs in the column “Total Numbers of ADSs represented by ADRs and/or “Number of ADSs held in DRS and/or in Provida Global BuyDIRECT Plan.”

If you cannot present some or all of your ADRs, or to verify how your name and address appear on the books of The Bank of New York Mellon, contact The Bank of New York Mellon, as the ADS Depositary, at 1-888-BNY-ADRS.

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BOX 2

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. ADS EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tender Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. TENDER AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering ADS Holder(s):

Date of Execution of Notice of Guaranteed Delivery:                                 , 2013

Name of Institution that Guaranteed Delivery:

If delivery of the Notice of Guaranteed Delivery was by book-entry transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

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BOX 3

CHILEAN PESOS PAYMENT ELECTION & DELIVERY INFORMATION

  ☐    Check this box and provide the information for delivery below ONLY if you wish to receive all (but not part) of the purchase price of ADSs purchased (less the amount of any fees, expenses and withholding taxes that may be applicable) by wire transfer of Chilean pesos. You will not be charged an additional amount if you elect to receive payment of the purchase price in Chilean pesos. U.S. dollars will be converted to Chilean pesos by the Purchaser at the exchange rate (dólar observado), as published by the Chilean Central Bank (Banco Central de Chile) in the Chilean Official Gazette pursuant to No. 6 of Chapter I of the Compendio de Normas de Cambios Internacionales of the Chilean Central Bank in effect on September 30, 2013.

Name of Bank:

Account Number:

Bank RTN or SWIFT Bank Identifier Code or International Routing Code:

Name of Account Holder:

RUT (Chilean Tax I.D.) of Account Owner:

Name of Submitting DCV Participant:

Address of Submitting DCV Participant:

Name and Telephone Number of Contact at DCV Participant:

If you do not check the box in this Box 3 or do not provide the information for delivery requested above, you will receive payment by check in U.S. dollars.

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BOX 4

SPECIAL TRANSFER INSTRUCTIONS

To be completed ONLY if (i) the check for the purchase price of ADSs purchased (less the amount of any U.S. federal income and withholding tax required to be withheld), or ADRs evidencing ADSs not tendered or not purchased, will be issued in the name of someone other than the undersigned or (ii) ADSs tendered through the DRS or Provida Global BuyDIRECT Plan that are not accepted for payment, will be issued in DRS form to someone other than the undersigned.

☐	Please issue check to

☐	Please issue any unaccepted ADSs in ADR Form to

☐	Please issue any unaccepted ADSs in DRS to

Name (please print or type):

Address (with zip code):

Taxpayer Identification Number:

Please also complete, execute and deliver the applicable IRS Form AND see instructions regarding medallion signature guarantee in the section of this ADS Letter of Transmittal entitled “Guarantee of Signatures.” Unless otherwise indicated in this Box 4, the undersigned hereby directs that cash, in U.S. dollars, be paid by check to the undersigned for the purchase price of any ADSs tendered in ADR form or any ADSs tendered through the DRS or Provida Global BuyDIRECT Plan.

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BOX 5

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any U.S. federal income and withholding tax required to be withheld), or ADRs evidencing ADSs or ADSs in DRS form or in the Provida Global BuyDIRECT Plan not tendered or not purchased, is to be mailed (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature(s).

Mail  ☐ Check  ☐ ADRs and/or DRS Statement of Provida Global BuyDIRECT Plan to:

Name (please print or type):

Address (with zip code):

Unless otherwise indicated in this Box 5, the undersigned hereby directs that the payment be delivered to the address shown beneath the signature of the undersigned.

BOX 6

IMPORTANT ALL ADS HOLDERS FOR THIS ACCOUNT SIGN HERE

Sign Here*:

(Signature(s) of ADS Holder(s))

Dated: , 2013

Name(s) (please type or print):

Capacity (full title):

Address (with zip code):

Area Code and Telephone Number:

*	Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on ADR(s), or in DRS or in the Provida Global BuyDIRECT Plan as registered on the books of the ADS Depositary or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

Please also complete, execute and deliver the applicable IRS Form.

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BOX 7

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only. Place medallion guarantee in space below.)

If (i) the ADRs are surrendered by a person other than the registered holder(s), or for the account of a member of a “Signature Guarantee Program” (“STAMP”), Stock Exchange Medallion Program (“SEMP”) or NYSE Medallion Signature Program (“MSP”) (an “Eligible Institution”), or (ii) Box 3 has been checked and the Name(s) of the Account Holder(s) is/are different from the Name(s) of the undersigned as set forth in Box 6, the above signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature:

Name of Eligible Institution:

Address of Eligible Institution:

Area Code and Telephone Number:

Dated:                                         , 2013

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Instructions Regarding Completion and Submission of this ADS Letter of Transmittal

Forming Part of the Terms and Conditions to the U.S. Offer

1. Guarantee of Signatures

Signatures on an ADS Letter of Transmittal or notice of withdrawal, as applicable, must be guaranteed:

i	unless you either:

a.	are the registered holder of the ADSs and have not completed the box entitled “Special Transfer Instructions—Signature Medallion Guarantee” on the ADS Letter of Transmittal; or

b.	are tendering ADSs for the account of a financial institution that participates in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each such financial institution, an “Eligible Institution”); or

ii	if you have checked Box 4 or Box 5; or

iii	if you have checked Box 3 and the Name(s) of the Account Holder(s) is/are different from the Name(s) of the undersigned as set forth in Box 6.

If signatures on an ADS Letter of Transmittal or notice of withdrawal must be guaranteed, the guarantor must be an Eligible Institution. If you plan to sign the ADS Letter of Transmittal but you are not the registered holder of the ADSs, the ADRs evidencing such ADSs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders on the ADRs.

2. Delivery of ADS Letter of Transmittal and ADSs

This ADS Letter of Transmittal is to be used either if (i) ADRs evidencing ADSs are to be forwarded herewith or (ii) you are a registered holder tendering uncertificated ADSs held on the books of The Bank of New York Mellon, including ADSs held in the DRS or in the Provida Global BuyDIRECT Plan. In order to constitute a valid tender of your ADSs, the ADRs for all physically tendered ADSs, in proper form for transfer, or a book-entry confirmation of transfer of such ADSs into the U.S. Tender Agent’s account at DTC, including delivery to the U.S. Tender Agent of the Agent’s Message instead of an ADS Letter of Transmittal, as applicable, with any required signature guarantees and any other documents required by the ADS Letter of Transmittal, must be received by the U.S. Tender Agent at one of its addresses set forth above before 11:59 p.m., New York City time, on the Expiration Date.

If you wish to tender ADSs pursuant to the U.S. Offer to Purchase, but you cannot deliver such ADSs and all other required documents to the Tender Agent before 11:59 p.m., New York City time, on the Expiration Date, you may nevertheless tender such ADSs if all of the following conditions for guaranteed delivery are met:

i.	the tender is made through an Eligible Institution;

ii.	the U.S. Tender Agent receives a properly completed and duly executed Notice of Guaranteed Delivery, attached to the U.S. Offer to Purchase as Exhibit (a)(7), from an Eligible Institution, before 11:59 p.m., New York City time, on the Expiration Date, which Notice of Guaranteed Delivery must be substantially in the form we have provided, setting forth your name and address, and the amount of ADSs that you are tendering, and stating that the tender is being made by notice of guaranteed delivery, which documents may be delivered by hand, transmitted by facsimile transmission or mailed to the U.S. Tender Agent; and

iii.	the U.S. Tender Agent receives within three (3) New York Stock Exchange (the “NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery (but in any event no later than three (3) NYSE trading days following the Expiration Date, counting such Expiration Date), a properly completed and duly executed ADS Letter of Transmittal, the ADRs for all physically tendered ADSs, in proper form for transfer, or a book-entry confirmation of transfer of such ADSs into the U.S. Tender Agent’s account at DTC, including delivery to the U.S. Tender Agent of the Agent’s Message instead of an ADS Letter of Transmittal, as applicable, with any required signature guarantees and any other documents required by the ADS Letter of Transmittal.

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THE METHOD OF DELIVERY OF ADSs AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING THROUGH DTC, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDERS OF SUCH ADSs, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. TENDER AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. REGISTERED MAIL WITH RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER, PROPERLY INSURED, IS RECOMMENDED FOR ADRs EVIDENCING ADSs SENT BY MAIL.

If you have questions about the procedure for tendering ADSs into the U.S. Offer, please contact the U.S. Information Agent at its address and telephone number, as they appear above.

3. Inadequate Space

If the space provided in any of Boxes 1-7 is insufficient, any additional required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders

If fewer ADSs are to be tendered than all of the (i) ADSs represented by any ADRs delivered to the U.S. Tender Agent or (ii) ADSs on the books of The Bank of New York Mellon, including ADSs held in DRS or in the Provida Global BuyDIRECT Plan, fill in the number of ADSs which are to be tendered in the box entitled “Number of ADSs Tendered” in Box 2 above. In the case of (i) above, a new ADR for the remainder of the ADSs represented by the old ADR will be issued and sent to the person(s) signing this ADS Letter of Transmittal. All ADSs registered in the name of the registered holder specified in the ADS Letter of Transmittal will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements

If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs or as appear on the books of The Bank of New York Mellon.

If any of the ADSs tendered hereby is held of record by two (2) or more persons, all such persons must sign this ADS Letter of Transmittal.

If the registered names on any of the ADSs tendered hereby differ, as reflected on the face of the ADRs or as listed on the books of the ADS Depositary in the DRS or Provida Global BuyDIRECT Plan, you must complete, sign and submit a separate ADS Letters of Transmittal for each of the differently registered names.

If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADRs or separate stock powers are required unless (i) payment of the purchase price should be made in the name of any person other than the registered holder(s) or (ii) ADSs not tendered or not accepted for payment should be returned in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, the corresponding ADRs must be endorsed or accompanied by stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such ADRs or one of the ones as set forth on the books of the ADS Depositary. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

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If this ADS Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted, unless Purchaser waives this requirement.

6. Stock Transfer Taxes

Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the U.S. Offer. If, however, payment of the purchase price is to be made to, or ADSs not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of ADSs to Purchaser pursuant to the U.S. Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Backup Withholding; IRS Forms

Under the U.S. federal income tax laws, unless certain certification requirements are met, the U.S. Tender Agent generally will be required to backup withhold at the applicable backup withholding rate from any payments made to certain U.S. holders of ADSs pursuant to the U.S. Offer. In such cases, in order to avoid such backup withholding, each tendering U.S. holder of ADSs, and, if applicable, each other payee, must provide the U.S. Tender Agent with such U.S. holder of ADSs or payee’s correct taxpayer identification number (“TIN”) and certify that such U.S. holder of ADSs or payee is not subject to such backup withholding by properly completing the enclosed IRS Form W-9, or if such U.S. holder or payee is not a U.S. person for U.S. federal income tax purposes, by submitting an appropriate and properly completed IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of ADSs that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate. For a U.S. holder of ADSs or payee that is an individual, the TIN is often the social security number of such individual.

The U.S. holder of ADSs or payee is required to give the U.S. Tender Agent the TIN of the registered holder of the ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the ADSs. If the ADSs are registered in two (2) or more names or a name that is not in the name of the actual holder, you should review the instructions on the enclosed IRS Form W-9 for additional guidance on which number to report. If a TIN is required, and if the U.S. holder of ADSs or payee does not provide the U.S. Tender Agent with its correct TIN, the IRS may impose a U.S. $50 penalty on the U.S. holder of ADSs or payee. If the tendering holder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future, in order to avoid backup withholding such tendering holder should review and comply with the instructions on the enclosed IRS Form W-9 or, if applicable, IRS Form W-8, available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of ADS that are not U.S. persons should consult their tax advisors to determine which IRS Form is appropriate.

For U.S. federal tax purposes, a holder is considered a U.S. person if the holder is: (1) a citizen or individual resident of the United States, (2) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) a trust that (i) is subject to (a) the primary supervision of a court within the United States and (b) the authority of one or more U.S. persons to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person or (4) an estate that is subject to U.S. federal income tax on its income regardless of its source.

Certain U.S. holders of ADSs or payees (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Such holders should

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nevertheless complete the enclosed IRS Form W-9 without crossing out Part 2 to avoid possible erroneous backup withholding or submit to the U.S. Tender Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to the exempt status of such U.S. holders of ADSs or payees. IRS Forms W-8 are available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. Such U.S. holders of ADSs that are not U.S. persons should consult their tax advisors to determine which IRS Form W-8 is appropriate. Please review the instructions on the enclosed IRS Form W-9 for additional guidance on which holders are exempt from backup withholding.

Failure to complete the enclosed Form W-9 or to submit an applicable IRS Form W-8 will not, by itself, cause ADSs to be deemed invalidly tendered, but will require the U.S. Tender Agent to backup withhold from the amount of any payments made pursuant to the U.S. Offer.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Failure to complete and return the enclosed IRS Form W-9 or an IRS Form W-8 will result in backup withholding from any payments made to you pursuant to the U.S. Offer. Such IRS Forms W-9 or W-8 are available from the U.S. Tender Agent or the IRS website at http://www.irs.gov. U.S. holders of ADSs should consult their tax advisors to determine which such IRS Form is appropriate.

For a discussion of certain U.S. federal income tax consequences of the U.S. Offer, see the U.S. Offer to Purchase under the heading “The Offer—Income Tax Considerations.”

8. Withdrawals

Tenders of ADSs made pursuant to the U.S. Offer are irrevocable except as otherwise provided here. You may withdraw your tender of ADSs at any time before 11:59 p.m., New York City time, on the Expiration Date. Purchaser expects to accept all ADSs validly tendered and not withdrawn promptly following 11:59 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, you must have previously tendered your ADSs and (i) if such tender was in registered form, subsequently deliver a properly completed and duly executed written notice of withdrawal to the U.S. Tender Agent at the address listed above or (ii) if such tender was made by your broker or other securities intermediary on your behalf, instruct your securities intermediary make the withdrawal in accordance with the procedures of DTC.

The notice of withdrawal must be received before 11:59 p.m., New York City time, on the Expiration Date, or such earlier cut-off time and date as your broker or other securities intermediary may specify, if applicable. Any notice of withdrawal must specify:

•	the name of the person who tendered ADSs to be withdrawn;

•	the number of ADSs to be withdrawn; and

•	the name of the registered holder of ADSs to be withdrawn, if different from that of the person who tendered such ADSs.

If you have delivered ADRs evidencing your ADSs to the U.S. Tender Agent then, in order for the ADRs to be released, you must also:

•	submit the serial number shown on the particular ADR tendered evidencing the ADSs to be withdrawn; and

•	have the signature on the notice of withdrawal guaranteed by an Eligible Institution, if the original ADS Letter of Transmittal required a signature guarantee.

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If you are a beneficial holder of ADSs and your broker or other securities intermediary has tendered ADSs on your behalf through DTC, the notice of withdrawal must also specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn ADSs.

You may not rescind a notice of withdrawal, and withdrawn ADSs will not be validly tendered for purposes of the U.S. Offer. However, you may re-tender withdrawn ADSs at any time before 11:59 p.m., New York City time, on the Expiration Date.

All questions as to the form and validity, including time of receipt, of any notice of withdrawal will be determined by us, in our sole discretion, subject to applicable law, which determination shall be final and binding. None of Purchaser, MetLife, Provida, the U.S. Tender Agent, the U.S. Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

9. Mutilated, Lost, Stolen or Destroyed ADRs

If the ADRs to be tendered have been mutilated, lost, stolen or destroyed, the holder should contact the ADS Depositary as soon as possible at 1-888-BNY-ADRS to receive instructions for how to replace the ADRs. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen ADRs have been followed.

10. Conditions for Completion of the U.S. Offer; Waiver

Purchaser is not required to accept for payment nor, subject to any applicable rules and regulations of the U.S. Securities and Exchange Commission, required to pay for any tendered ADSs unless the conditions set forth in the section of the U.S. Offer to Purchase “The U.S. Offer—Conditions to the U.S. Offer” are satisfied or waived in accordance therewith. Purchaser reserves the right to waive any of the specified conditions of the U.S. Offer in the case of any ADSs tendered.

Purchaser is not obliged and does not intend to extend the U.S. Offer beyond September 27, 2013. However, Purchaser reserves the right, at its own election, to extend the U.S. Offer in accordance with applicable law.

11. Tender Constitutes an Agreement

The tender of ADSs pursuant to any one of the procedures described above will constitute your acceptance of the U.S. Offer, as well as your representation and warranty that you have the full power and authority to tender, sell, assign and transfer the tendered ADSs, as specified in this ADS Letter of Transmittal. Purchaser’s acceptance for payment of ADSs tendered by you pursuant to the U.S. Offer will constitute a binding agreement between you and Purchaser with respect to such ADSs, upon the terms and subject to the conditions of the U.S. Offer.

12. No Alternative, Conditional or Contingent Tenders

No alternative, conditional or contingent tenders will be accepted. By executing this ADS Letter of Transmittal (or a manually signed facsimile thereof), the tendering ADS holder waives any right to receive any notice of the acceptance for payment of the ADSs.

13. Chilean Pesos Payment Election

If you would like to receive the purchase price in Chilean pesos, please check the box marked “Chilean Pesos Payment Election” in Box 3 and provide the information therein. Payment in Chilean pesos will be made

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by wire transfer from the U.S. Tender Agent’s Custodian. If you do not check such box or do not provide the information requested therein, including valid wire transfer instructions for an account that is able to receive transfer of Chilean pesos, you will receive payment by check in U.S. dollars. You will not be charged an additional amount if you elect to receive payment of the purchase price in Chilean pesos. U.S. dollars will be converted to Chilean pesos by the Purchaser at the exchange rate (dólar observado) in effect on September 30, 2013, as published by the Chilean Central Bank (Banco Central de Chile) in the Chilean Official Gazette pursuant to No. 6 of Chapter I of the Compendio de Normas de Cambios Internacionales of the Chilean Central Bank.

14. Matters Concerning Validity, Eligibility and Acceptance

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs, including questions as to the proper completion or execution of the ADS Letter of Transmittal and related documents, will be determined by us, in our sole discretion. We reserve the absolute right to waive any defect or irregularity in any tender of ADSs by any holder, whether or not similar defects or irregularities are waived in the case of other holders of ADSs. No tender of ADSs will be deemed to have been validly made until all defects and irregularities have been cured or waived to our satisfaction. We also reserve the absolute right to reject any or all tenders of ADSs determined by us not to be in proper form or for which acceptance for payment or payment may be unlawful. None of MetLife, Purchaser, the U.S. Tender Agent, the ADS Depositary, the U.S. Information Agent or any other person will be under any duty to give notification of any defect or irregularity in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the U.S. Offer (including the ADS Letter of Transmittal and related documents) will be final and binding to the full extent permitted by law.

***

IMPORTANT: This ADS Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other required documents, must be received by the U.S. Tender Agent before 11:59 p.m., New York City time, on the Expiration Date or the tendering ADS holder must comply with the procedures for guaranteed delivery.

Questions or requests for assistance or additional copies of the U.S. Offer to Purchase, the ADS Letter of Transmittal and any other documents may be directed to the U.S. Information Agent at its address and telephone number set forth below. You may also contact your broker or other securities intermediary for assistance concerning the U.S. Offer.

The U.S. Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

provida@dfking.com

U.S. Toll Free Number for holders of securities: (800) 290-6427

U.S. Collect Number for banks and brokers: (212) 269-5550

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Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)								▶			☐	Exempt payee
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

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Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

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Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

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Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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